UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT: (DATE OF EARLIEST EVENT REPORTED):  MAY 2, 2005

                        COMMISSION FILE NO.:  333-118902

                           SIBERIAN ENERGY GROUP INC.
                          -----------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

               NEVADA                                52-2207080
-----------------------------------     -------------------------------------
  (STATE OR OTHER JURISDICTION            (IRS EMPLOYER IDENTIFICATION NO.)
         OF INCORPORATION)

               275 MADISON AVE, 6TH FLOOR, NEW YORK, NY 10016, USA
                 -----------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (212) 828-3011
                              --------------------
                            (ISSUER TELEPHONE NUMBER)

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION

Siberian Energy Group Inc., (the "Company") filed a Certificate of Amendment ("Amendment") to its Articles of Incorporation with the Secretary of State of Nevada, which became effective May 2, 2005. The Amendment affected a 1:2 reverse stock split, re-authorized 100,000,000 shares of common stock, par value $0.001 per share, and authorized 10,000,000 shares of preferred stock, par value $0.001 par value per share.

Shares of preferred stock of the Corporation may be issued from time to time in one or more series, each of which shall have distinctive designation or title as shall be determined by the Board of Directors of the Corporation ("Board of Directors") prior to the issuance of any shares thereof. Preferred stock shall have such voting powers, full or limited, or no voting powers, and such preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated in such resolution or resolutions providing for the issue of such class or series of preferred stock as may be adopted from time to time by the Board of Directors prior to the issuance of any shares thereof. The number of authorized shares of preferred stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all the then outstanding shares of the capital stock of the corporation entitled to vote generally in the election of directors, voting together as a single class, without a separate vote of the holders of the preferred stock, or any series thereof, unless a vote of any such holders is required pursuant to any preferred stock designation.

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The  Amendment  was  approved  by  a  majority of the Company's shareholder by a written consent to action without a meeting on April 22, 2005 (the "Written Consent"). The number of shares of the Company outstanding on the date the Written Consent was signed was 18,805,771 shares and number of shares which voted to approve the Amendment was approximately 13,542,692 shares, which represented a majority of the issued and outstanding shares of the Company.

As a result of the name change, the Company's common stock will trade under the new stock symbol "SIBN" beginning on May 2, 2005.

Articles of amendment that have been previously filed with the Nevada Secretary of State are attached to this Form 8-K as they have not previously filed as exhibits to the Company's SEC filings.

ITEM  9.01.          FINANCIAL  STATEMENTS  AND  EXHIBITS

c)     Exhibits:

3.1(1) Original Articles of Incorporation of the Company then called "Advanced Rehab Technology Corporation."

3.2* Certificate of Amendment to the Company's Articles of Incorporation filed March 9, 2001, changing the Company's name to "Talking Cards, Inc."

3.3* Certificate of Amendment to the Company's Articles of Incorporation filed February 12, 2002, changing the Company's name to "Osterking Incorporated."

3.4* Certificate of Amendment to the Company's Articles of Incorporation filed December 3, 2002, changing the Company's name to "17388 Corporation Inc."

3.5* Certificate of Amendment to the Company's Articles of Incorporation filed May 5, 2003, changing the Company's name to "Trans Energy Group Inc."

3.6* Certificate of Amendment to the Company's Articles of Incorporation filed December 3, 2003, changing the Company's name to "Siberian Energy Group Inc."

3.7* Certificate of Amendment to the Company's Articles of Incorporation filed April 25, 2005, affecting a 1:2 reverse stock split, re-authorizing 100,000,000 shares of common stock, par value $0.001 per share, and authorizing 10,000,000 shares of preferred stock, par value $0.001 par value per share

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(1)  Filed  as  Exhibit  3.1  to  the Company's Form SB-2 Registration Statement
     filed  with  the  Commission  on  September  10,  2004.

*     Attached hereto.

                                   Signatures

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Siberian Energy Group Inc.

May 2, 2005

/s/ David Zaikin
-------------------------
David Zaikin
Chief Executive Officer

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